Exhibit 99.1

VAALCO ENERGY ANNOUNCES VAALCO STOCKHOLDER APPROVAL OF PROPOSALS IN CONNECTION WITH STRATEGIC BUSINESS COMBINATION WITH TRANSGLOBE

HOUSTON – September 29, 2022 – VAALCO Energy, Inc. (NYSE: “EGY”; LSE: “EGY”) ("VAALCO" or the "Company") today announced that at VAALCO’s special meeting of stockholders held today regarding the proposed combination with TransGlobe Energy Corporation (AIM & TSX: “TGL” & NASDAQ: “TGA”) (“TransGlobe”), both proposals were approved by VAALCO’s stockholders.

At the special meeting, VAALCO’s stockholders voted (i) to approve an amendment to VAALCO’s Restated Certificate of Incorporation to increase VAALCO’s authorized shares of common stock from 100,000,000 shares to 160,000,000 shares; and (ii) to approve the issuance of shares of VAALCO’s common stock to shareholders of TransGlobe in connection with the arrangement agreement entered into by VAALCO, VAALCO Energy Canada ULC and TransGlobe on July 13, 2022.

VAALCO plans to file the results of the special meeting, as tabulated by an independent inspector of elections, on a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

As previously announced by TransGlobe, in order to permit solicitation of additional proxies, TransGlobe has postponed its shareholder meeting to approve the proposed arrangement until 9:00 a.m. Mountain Time on October 7, 2022. Subject to satisfaction of the conditions precedent to the arrangement agreement, the proposed arrangement is expected to be consummated in the fourth quarter of 2022.

George Maxwell, VAALCO’s Chief Executive Officer commented, “The combination of these two companies should build a business of scale, a stronger balance sheet and a more material and diversified baseline of production that will underpin the combined company’s opportunities for success at a rate that would not be achievable alone. There is significant inherent value within the combined portfolio, and we thank our shareholders for supporting this combination.”

About VAALCO

VAALCO, founded in 1985, is a Houston, USA based, independent energy company with production, development and exploration assets in the West African region.

The Company is an established operator within the region, holding a 63.6% participating interest in the Etame Marin block, located offshore Gabon, which to date has produced over 126 million barrels of crude oil and of which the Company is the operator.

For Further Information

VAALCO Investor Contact
Al Petrie Chris Delange	+1 713 543 3422

VAALCO Financial Advisor

Stifel, Nicolaus & Company, Incorporated Callum Stewart Simon Mensley	+44 20 7710 7600

VAALCO Financial PR

Buchanan Ben Romney Jon Krinks	+44 20 7466 5000	VAALCO@buchanan.uk.com

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan,” “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this communication may include, but are not limited to, statements relating to (i) the proposed arrangement and its expected terms, timing and closing, including receipt of required approvals, if any, satisfaction of other customary closing conditions and expected changes and appointments to the executive team and board of directors; (ii) estimates of pro forma reserves and future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it may acquire as a result of the proposed arrangement into VAALCO’s operations (v) expectations regarding future exploration and the development, growth and potential of VAALCO’s and TransGlobe’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vi) expectations regarding future investments or divestitures; (vii) expectations of future dividends and returns to stockholders including share buybacks; (viii) expectations of future balance sheet strength and credit ratings including pro forma financial metrics; (ix) expectations of future equity and enterprise value; (x) expectations regarding the listing of the common stock, par value $0.10 of VAALCO (“VAALCO common stock”) on the New York Stock Exchange and London Stock Exchange; and delisting of TransGlobe shares from Nasdaq, the Toronto Stock Exchange and Alternative Investment Market; (xi) expectations regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders; (xii) expectations of future plans, priorities, focus and benefits of the proposed arrangement and the combined company; (xiii) the combined company’s environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom; (xiv) terms of hedging contracts; and (xv) expectations relating to resource potential and the potential to add reserves. Additionally statements relating to “reserves” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves described exist in the quantities predicted or estimated and can be profitably produced in the future. Forward-looking statements regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders have been calculated based on each company’s vested outstanding shares as of the date of the arrangement agreement. Dividends of VAALCO beyond the third quarter 2022 have not yet been approved or declared by the board of directors of VAALCO. Expectations with respect to future dividends, annualized dividends or other returns to stockholders, including share buybacks, are forward-looking statements. Investors are cautioned that such statements with respect to future dividends and share buybacks are non-binding. The declaration and payment of future dividends or the terms of any share buybacks remain at the discretion of the board of directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the board of directors of VAALCO. The board of directors of VAALCO reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on VAALCO common stock, the board of directors of VAALCO may revise or terminate the payment level at any time without prior notice. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals (if any) in connection with the proposed arrangement; the ability to complete the proposed arrangement on the anticipated terms and timetable; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of VAALCO and/or TransGlobe; the tax treatment of the proposed arrangement in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the proposed arrangement may not increase VAALCO’s relevance to investors in the international exploration and production industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described (i) under the caption “Risk Factors” in VAALCO’s 2021 Annual Report on Form 10-K, filed with the SEC on March 11, 2022 and VAALCO’s Second Quarter Quarterly Report on Form 10-Q, filed with the SEC on August 10, 2022; and (ii) in TransGlobe’s 2021 Annual Report on Form 40-F, filed with the SEC on March 17, 2022. Neither VAALCO nor TransGlobe is affirming or adopting any statements or reports attributed to the other (including prior oil and gas reserves information) in this communication or made by the other outside of this communication. More information on potential factors that could affect VAALCO’s or TransGlobe’s financial results will be included in the preliminary and the definitive proxy statements that VAALCO has filed with the SEC in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO common stock in connection with the proposed arrangement. There may be additional risks that neither VAALCO nor TransGlobe presently knows, or that VAALCO or TransGlobe currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements reflect VAALCO’s and TransGlobe’s expectations, plans or forecasts of future events and views as of the date of this communication. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.